Supplement dated Nov. 18, 2003 to the following prospectus:
 American Express New Solutions(R)Variable Annuity dated May 1, 2003 - 240355 F

The Variable Account and the Funds

Two funds of the Evergreen Variable Annuity Trust will merge, subject to shareholder approval, into the following survivor funds on Dec. 5, 2003:


Current Fund                                           Survivor Fund
Evergreen VA Global Leaders Fund - Class 1             Evergreen VA International Equity Fund - Class 1
Evergreen VA Masters Fund - Class 1                    Evergreen VA Fund - Class 1

The investment adviser to the survivor funds is Evergreen Investment Management Company, LLC. The investment objectives and policies of the survivor funds are described below:


Investing In                    Investment Objectives and Policies
Evergreen VA Fund - Class 1     Objective: long-term capital growth. The Fund seeks
                                to achieve its goal by investing primarily in common stocks of large U.S. companies, whose market capitalizations at time of purchase fall within the range tracked by the Russell 1000(R) Index.

Evergreen VA International      Objective: long-term capital growth, with modest income
Equity Fund - Class 1           as a secondary objective. The Fund seeks to achieve
                                its goal by investing primarily in equity securities issued by established, quality non-U.S. companies located in countries with developed markets and may purchase securities across all market capitalizations. The Fund may also invest in emerging markets.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us in writing at American Enterprise Life Insurance Company, 829 AXP Financial Center, Minneapolis, MN 55474 or calling us at (800) 333-3437.

Here is some important information about the survivor funds' fees and expenses:

Total annual operating expenses for each fund

(Before  fee  waivers  and/or  expense  reimbursements,   if  applicable,  as  a
percentage of average daily net assets)

                                             Management fees   12b-1 fees    Other expenses     Total
Evergreen Variable Annuity Trust
Evergreen VA Fund - Class 2                         .75%          .25%           .23%           1.23%(1)
Evergreen VA International Equity Fund - Class 2    .66           .25            .73            1.64(1)


(1) The Total ratio of expenses to average net assets excludes expense reductions and fee waivers. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The fund's investment advisor may cease these waivers or reimbursement at any time. With fee waivers and expense reimbursement, "Other expenses" and "Gross total annual expenses" would be 0.37% and 1.23% for Evergreen VA Blue Chip Fund - Class 2, 0.08% and 1.13% for Evergreen VA Capital Growth Fund - Class 2, 0.00% and 0.55% for Evergreen VA Equity Index Fund - Class 2, 0.13% and 1.25% for Evergreen VA Global Leaders Fund - Class 2, 0.27% and 1.22% for Evergreen VA Growth Fund - Class 2, 0.30% and 1.25% for Evergreen VA High Income Fund - Class 2, 0.34% and 1.25% for Evergreen VA International Growth Fund - Class 2, 0.13% and 1.25% for Evergreen VA Masters Fund - Class 2 and 0.13% and 1.25% for Evergreen VA Small Cap Value Fund - Class 2.


THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

240355-14 A (11/03)